UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): January 22, 2025

Interparfums, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

               Certain portions of our press release dated January 22, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 3rd, and 5th through 12th full paragraphs relating to net sales for the fourth quarter of 2024 or the full year ended December 31, 2024.
  The portion of the 4th paragraph relating to net sales for the fourth quarter of 2024 or the full year ended December 31, 2024.
  The 14th paragraph relating to achieving the sales goal of $1.45 billion which positions the Company to meet its full year 2024 earnings per diluted share target of $5.15, excluding a supplemental non-recurring, non-cash impairment charge of approximately $0.07 per diluted share, associated with our trademarks.

Item 7.01 Regulation FD Disclosure

Certain portions of our press release dated January 22, 2025, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

  Portion of the 4th paragraph relating to potential future Guess sales levels
  The 13th paragraph relates to limited 2025 visibility, potential future demand, and strong product pipelines for 2025
  The 15th paragraph relating to plans to release 2025 guidance and 2024 fourth quarter and full year consolidated results
  The 16th through 19th paragraphs relating to the conference call scheduled for February 25, 2025
  The 22nd paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02.

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated January 22, 2025

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: January 22, 2025

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood
Chief Financial Officer